April 25, 2014

EDGAR FILING

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Calvert Social Investment Fund
File Nos. 811-03334 and 002-75106

Series:	Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Ladies and Gentlemen:

Pursuant to Rule 497 under the Securities Act of 1933, transmitted on behalf of the above-referenced Registrant are exhibits containing certain risk/return summary information in interactive data format for the above-referenced series, in connection with the revised prospectus filed for Calvert Social Investment Fund on April 15, 2014, pursuant to Rule 497(e) – SEC Accession No. 0000356682-14-000022. The revised prospectus reflects changes to the risk/return summary for each of the above-referenced series only.

If you have any questions or comments concerning the foregoing, please call me at 301-657-7045.

Sincerely,

/s/ Lancelot A. King
Lancelot A. King